UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2022

IDEANOMICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	20-1778374
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

001-35561

(Commission File Number)

1441 Broadway, Suite 5116, New York, NY 10018

(Address of principal executive offices) (Zip Code)

212-206-1216

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	IDEX	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment No. 11 to Secured Convertible Promissory Note

On December 6, 2022 (the “Effective Date”), Ideanomics, Inc. (the “Lender” or “Company”) and Via Motors International, Inc. (the “Borrower”) entered into an amendment (the “Amendment No. 11”) to the Secured Convertible Promissory Note dated August 30, 2021, as amended (the “Secured Convertible Promissory Note”). Under the Amendment No. 11, the Borrower agreed to borrow, and the Lender agreed to advance, an additional amount of US$1,400,000 on the terms and conditions set forth in the Secured Convertible Promissory Note. Pursuant to the Amendment No. 11, the principal sum payable under the Secured Convertible Promissory Note shall be US$61,218,111 and simple interest on US$400,000, US$500,000, and US$500,000, shall accrue from November 10, 2022, November 16, 2022, and November 23, 2022, respectively, till the maturity date at the rate of 4% per annum.

Any amounts advanced pursuant to the Amendment No. 11 shall be deducted from the purchase price contemplated by that that certain Agreement and Plan of Merger dated August 30, 2021, as amended.

The foregoing description of the Amendment No. 11 is qualified in its entirety by reference to the full text of the Amendment No. 11, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Amendment No. 5 to Secured Promissory Note No. 1

On December 7, 2022 (the “Amendment No. 5 Effective Date”), the Lender and the Borrower entered into an amendment (the “Amendment No. 5”) to the Secured Promissory Note No. 1 dated May 20, 2021, as amended (the “Secured Promissory Note No. 1”). Under the Amendment No. 5, the Borrower agreed to borrow, and the Lender agreed to advance, an additional amount of US$2,281,369 on the terms and conditions set forth in the Secured Promissory Note No. 1. Pursuant to the Amendment No. 5, the principal sum payable under the Secured Promissory Note No. 1 shall be US$16,271,258 and simple interest on (i) US$2,181,889 shall accrue from May 20, 2022; (ii) US$ 5,100,000 shall accrue from June 17, 2022; (iii) US$ 1,800,000 shall accrue from July 19, 2022; (iv) US$ 2,600,000 shall accrue from August 15, 20222; (v) US$ 473,710 shall accrue from October 28, 2022 and (vi) $4,115,659 shall accrue from December 2, 2022 in each case, till the maturity date at the rate of four percent (4%) per annum.

Any amounts advanced pursuant to the Amendment No. 5 shall not be deducted from the purchase price contemplated by that that certain Agreement and Plan of Merger dated August 30, 2021, as amended.

The foregoing description of the Amendment No. 5 is qualified in its entirety by reference to the full text of the Amendment No. 5, which is attached as Exhibit 10.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Amendment No. 11 to Secured Convertible Promissory Note.
10.2	Amendment No. 5 to Secured Promissory Note No. 1.
104	Cover page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ideanomics, Inc.

Date: December 12, 2022	By:	/s/ Alfred P. Poor
Alfred P. Poor
Chief Executive Officer